EXHIBIT 4.3
SIERRA PACIFIC POWER COMPANY
OFFICER’S CERTIFICATE
May 31, 2022
I, the undersigned officer of Sierra Pacific Power Company (the “Company”), do hereby certify that I am an Authorized Officer of the Company as such term is defined in the Indenture (as defined herein). I am delivering this certificate pursuant to the authority granted in the Board Resolutions of the Company dated May 10, 2022, and Sections 1.04, 2.01, 3.01, 4.01(a) and 4.02(b)(i) of the General and Refunding Mortgage Indenture dated as of May 1, 2001, as heretofore amended and supplemented to the date hereof (as heretofore amended and supplemented, the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”). Terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Indenture, unless the context clearly requires otherwise. Based upon the foregoing, I hereby certify on behalf of the Company as follows:
1.The terms and conditions of the Securities of the series established in this Officer’s Certificate to be issued under the Indenture are as follows (the lettered subdivisions set forth in this Section 1 corresponding to the lettered subdivisions of Section 3.01 of the Indenture):
(a)The Securities of such series shall be designated “4.71% General and Refunding Mortgage Bonds, Series W, due June 15, 2052” (the “Bonds”).
(b)The Bonds shall be authenticated and delivered in the aggregate stated principal amount of $250,000,000.
(c)Interest on the Bonds shall be payable on the Interest Payment Date to the Persons in whose names such Bonds are registered at the close of business on the Regular Record Date for such interest, except as otherwise expressly provided in the form of such Bonds attached hereto as Exhibit A.
(d)The Bonds shall mature and the principal thereof shall be due and payable together with all accrued and unpaid interest thereon on June 15, 2052.
(e)The Bonds shall bear interest at the rate of 4.71% per annum, and such interest shall be payable at the times provided in the form of such Bonds attached hereto as Exhibit A.
(f)The Corporate Trust Office or agency of The Bank of New York Mellon Trust Company, N.A. in New York, New York shall be the place at which (i) the principal of and interest on the Bonds shall be payable, (ii) registration of transfer of the Bonds may be effected, (iii) exchanges of the Bonds may be effected and (iv) notices and demands to or upon the Company in respect of the Bonds and the Indenture may be served; and The Bank of New York Mellon Trust Company, N.A. shall be the Security Registrar for the Bonds; provided, however, that the Company reserves the right to change, by one or more Officer’s Certificates, any such place or the Security Registrar; and provided, further, that the Company reserves the right to designate, by one or more Officer’s Certificates, its principal office in Reno, Nevada as any such place or itself as the Security Registrar; provided, however, that there shall be only a single Security Registrar for the Bonds. The principal of the Bonds shall be payable without the presentment or surrender thereof.
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(g)Optional Prepayments with Make-Whole Amount.
(i)Prior to the Par Call Date, the Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Bonds, in an amount not less than 10% of the aggregate principal amount of the Bonds then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, and the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Bonds written notice of each optional prepayment under this clause (g) not less than 10 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Bonds to be prepaid on such date, the principal amount of each Bond held by such holder to be prepaid, and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a senior financial officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Bonds a certificate of a senior financial officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.
On or after the Par Call Date, the Company may redeem the Bonds, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of the Bonds being redeemed, plus accrued and unpaid interest thereon to, but excluding, the date of redemption.
The term “Make-Whole Amount” means, with respect to any Bond, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Bond over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For purposes of determining the Make-Whole Amount, the following definitions apply:
“Called Principal” means, with respect to any Bond, the principal of such Bond that is to be prepaid pursuant to clause (g) or has become or is declared to be immediately due and payable pursuant to Section 10.02, as the context requires.
“Discounted Value” means, with respect to the Called Principal of any Bond, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Bonds is payable) equal to the Reinvestment Yield with respect to such Called Principal.
“Par Call Date” means December 15, 2051.
“Reinvestment Yield” means, with respect to the Called Principal of any Bond, the sum of (a) 0.50% plus (b) the yield to maturity implied by the “Ask Yield(s)” reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1”34 (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities
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Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (i) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (ii) interpolating linearly between the “Ask Yields” Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Bond.
If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Bond, the sum of (x) 0.50% plus (y) the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Bond.
“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the product obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year comprised of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the Par Call Date.
“Remaining Scheduled Payments” means, with respect to the Called Principal of any Bond, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the Bonds, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Article V or Section 10.02 of the Indenture.
“Settlement Date” means, with respect to the Called Principal of any Bond, the date on which such Called Principal is to be prepaid pursuant to Article V or has become or is declared to be immediately due and payable pursuant to Section 10.02 of the Indenture, as the context requires.
The Trustee shall have no responsibility for any calculation or determination in respect of the establishment of the redemption price of the Bonds and shall be entitled to receive and rely conclusively upon an Officer’s Certificate that states the redemption price.
(ii)Notice of any redemption will be mailed at least 10 days but not more than 60 days before the redemption date to each registered holder of Bonds.
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(iii)If less than all of the Bonds are to be redeemed at any time, selection of the Bonds for redemption will be made by the Security Registrar by lot, pro rata or such other method as the Security Registrar deems fair and appropriate.
(h)Not applicable.
(i)The Bonds shall be issuable in denominations of $100,000 and integral multiples thereof.
(j)Not applicable.
(k)Not applicable.
(l)Not applicable.
(m)Not applicable.
(n)Upon acceleration, the principal amount of the Bonds and the Make-Whole Amount shall be due and payable together with all accrued and unpaid interest thereon.
(o)Mandatory Exchange upon Merger.
(i)In the event the Company merges with and into Nevada Power Company, a Nevada corporation (“Nevada Power”, and such merger, the “Merger”), within five Business Days after the effectiveness of the Merger (the “Merger Effective Date”), Nevada Power shall cause to be issued in exchange for each Bond an equal principal amount of 4.71% General and Refunding Mortgage Bonds, Series ____, Due June 15, 2052 of Nevada Power (“Exchange Bonds”) issued pursuant to the General and Refunding Mortgage Indenture dated as of May 1, 2001, as amended and supplemented, between Nevada Power and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Nevada Power Indenture”), and having the terms set forth in the form of Officer’s Certificate of Nevada Power attached hereto as Exhibit B.
(ii)Upon issuance of an Exchange Bond, the Bond for which it is exchangeable shall be deemed to be canceled and no longer outstanding.
(iii)Nevada Power shall cause the Exchange Bonds to be delivered to each registered holder of Bonds promptly after the Merger Effective Date upon surrender of such Bonds to Nevada Power or to an exchange agent engaged by Nevada Power.
(iv)The Trustee shall have no duty to monitor whether or not the Merger has occurred or whether or not Nevada Power has issued Exchange Bonds or delivered the Exchange Bonds so issued to Holders in exchange for their Bonds. The Trustee may conclusively presume that the obligation of Nevada Power to issue Exchange Bonds and deliver them to Holders in exchange for Bonds shall have been fully satisfied and discharged unless the Trustee shall have received a written notice from a person certifying that he or she is an authorized officer of Nevada Power, stating the Merger has occurred and that Nevada Power has failed to issue and deliver Exchange Bonds to Holders in exchange for their Bonds. Upon the receipt by the Trustee of any such notice, the sole obligation of the Trustee shall be, within ten Business Days of receipt of such notice, to deliver such notice to Holders of record of the Bonds as of the close of business on the day prior to the giving of such notice.
(v)In the event Nevada Power fails to issue and deliver the Exchange Bonds following the Merger Effective Date, such failure shall not be an Event of Default or
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result in any other consequence under the Indenture but instead the Bonds shall remain outstanding in accordance with their terms, other than the mandatory exchange provisions set forth in this clause (o).
(p)Not applicable.
(q)Not applicable.
(r)Not applicable.
(s)The holder of the Bonds by acceptance of the Bonds agrees to restrictions on transfer and to waivers of certain rights of exchange as set forth herein. In addition, the Bonds have not been registered under the Securities Act of 1933 and the Bonds may not be transferred without compliance with applicable securities laws.
The Company may take such actions as it shall deem to be desirable to prevent such sale, assignment or transfer, including the issuance of stop transfer instructions to the Trustee and any registrar under the Indenture, to effect compliance with this restriction, and the placing of a legend on such Bonds in substantially the following form:
“THE BOND REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR STATE SECURITIES LAWS, BUT HAS BEEN ISSUED OR REGISTERED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT. NO DISTRIBUTION, SALE, OFFER FOR SALE, TRANSFER, DELIVERY, PLEDGE, OR OTHER DISPOSITION OF THIS BOND MAY BE EFFECTED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER, OR IN A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF, THE ACT AND APPLICABLE STATE SECURITIES LAWS.”
(t)Not applicable.
(u)Anything in the Indenture or the Bonds to the contrary notwithstanding, the words “execute,” “execution,” “signed” and “signature” and words of similar import used in or related to any document to be signed in connection with the Indenture, the Bonds, or any of the transaction documents contemplated hereby or thereby (including the Bonds, the Trustee’s certificate of authentication on the Bonds, any Company Order, Officer’s Certificate and Opinion of Counsel and amendments, supplements, waivers, consents and other modifications to any documents) shall be deemed to include signing by manual signatures that are scanned or photocopied or other electronic format (including “pdf,” “tif” or “jpg”) or other electronic signatures created on an electronic platform (such as DocuSign) or by digital signature (such as Adobe Sign), in each case that is approved by the Trustee, and the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature in ink or the use of a paper-based recordkeeping system, as applicable, to the fullest extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other similar state laws based on the Uniform Electronic Transactions Act.
The Bonds shall have such other terms and provisions as are provided in the form thereof attached hereto as Exhibit A, and shall be issued in substantially such form.
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2.The undersigned has read all of the covenants and conditions contained in the Indenture, and the definitions in the Indenture relating thereto, relating to the issuance of the Bonds and in respect of compliance with which this certificate is made.
The statements contained in this certificate are based upon the familiarity of the undersigned with the Indenture, the documents accompanying this certificate, and upon discussions by the undersigned with officers and employees of the Company familiar with the matters set forth herein.
In the opinion of the undersigned, the undersigned has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenants and conditions have been complied with.
In the opinion of the undersigned, such conditions and covenants have been complied with.
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IN WITNESS WHEREOF, the undersigned has executed this Officer’s Certificate as of the date first written above.

/s/ Michael E. Cole
Michael E. Cole
Senior Vice President. Chief Financial Officer and Treasurer
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Exhibit A – Form of Bond

THE BOND REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR STATE SECURITIES LAWS, BUT HAS BEEN ISSUED OR REGISTERED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT. NO DISTRIBUTION, SALE, OFFER FOR SALE, TRANSFER, DELIVERY, PLEDGE, OR OTHER DISPOSITION OF THIS BOND MAY BE EFFECTED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER, OR IN A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF, THE ACT AND APPLICABLE STATE SECURITIES LAWS.
SIERRA PACIFIC POWER COMPANY
General and Refunding Mortgage Bond, Series W

Original Interest Accrual Date:	May 31, 2022	Redeemable by Company:	Yes X No
Stated Maturity:	June 15, 2052
Interest Rate:	4.71%	Redemption Date:	See below
Interest Payment Dates:	June 15 and December 15	Redemption Price:	See below
Regular Record Dates:	June 1 and December 1

This Security is not a Discount Security
within the meaning of the within-mentioned Indenture.
____________________________________________
Stated Principal Amount
$__________    No. _____
SIERRA PACIFIC POWER COMPANY, a corporation duly organized and existing under the laws of the State of Nevada (herein called the “Company,” which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to _____________________________, or its successors and registered assigns, the principal sum of _____________________________ Dollars ($ ) on June 15, 2052.
1.Interest. The Company promises to pay interest on the principal amount of this Bond at 4.71% per annum, from May 31, 2022 until maturity. The Company shall pay interest semi-annually in arrears on June 15 and December 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an “Interest Payment Date”). Interest on the Bonds shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Original Interest Accrual Date specified above; provided that if there is no existing Default in the payment of interest, and if this Bond is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date, except in the case of the original issuance of the Bonds, in which case interest shall accrue from the Original Interest Accrual Date specified above; provided, further, that the first Interest Payment Date shall be December 15, 2022. The Company shall pay interest (including post-petition interest in any proceeding under the Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at the rate borne on the Bonds; it shall pay interest (including postpetition interest in any proceeding under the Bankruptcy Law) on overdue installments of interest, if any, (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. If there is an existing Default in the payment of principal or interest, interest on the principal amount of this Bond shall accrue at a rate of 4.71% per annum plus 2%.
2.Method of Payment. Payments of the principal of and interest on this Bond shall be made at the Corporate Trust Office or agency of The Bank of New York Mellon Trust Company, N.A. located at 240 Greenwich Street, New York, New York 10286 or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of the principal of and interest on this Bond, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts and may be made by wire transfer.
3.Paying Agent and Security Registrar. Initially, The Bank of New York Mellon Trust Company, N.A., the Trustee under the Indenture, shall act as Paying Agent and Security Registrar. The Company may change any Paying Agent or Security Registrar without notice to any Holder of Bonds. The Company or any of its Subsidiaries may act in any such capacity.
4.Indenture; Security. This Bond is one of a duly authorized issue of Securities of the Company, issued and issuable in one or more series under and equally secured by a General and Refunding Mortgage Indenture, dated as of May 1, 2001 (such Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Securities, being herein called the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Securities thereunder and of the terms and conditions upon which the Securities are, and are to be, authenticated and delivered and secured. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture. This Bond is one of the series designated above. The terms of the Bonds include those stated in the Indenture, including the Officer’s Certificate dated May 31, 2022 (the “Officer’s Certificate”), and those made part of the Indenture by reference to the Trust Indenture Act. The Bonds are subject to all such terms, and Holders of Bonds are referred to the Indenture, including the Officer’s Certificate, and such Act for a statement of such terms. To the extent any provision of this Bond conflicts with the express provisions of the Indenture or the Officer’s Certificate, the provisions of the Indenture and the Officer’s Certificate shall govern and be controlling.
All Outstanding Securities, including the Bonds, issued under the Indenture are secured by the lien of the Indenture on the properties of the Company described in the Indenture.
5.Optional Prepayments with Make-Whole Amount. Prior to the Par Call Date, the Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Bonds, in an amount not less than 10% of the aggregate principal amount of the Bonds then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, and the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Bonds written notice of each optional prepayment under this clause (g) not less than 10 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Bonds to be prepaid on such date, the principal amount of each Bond held by such holder to be prepaid, and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a senior financial officer as to the estimated Make-Whole

Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Bonds a certificate of a senior financial officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.
On or after the Par Call Date, the Company may redeem the Bonds, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of the Bonds being redeemed, plus accrued and unpaid interest thereon to, but excluding, the date of redemption.
The term “Make-Whole Amount” means, with respect to any Bond, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Bond over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For purposes of determining the Make-Whole Amount, the following definitions apply:
“Called Principal” means, with respect to any Bond, the principal of such Bond that is to be prepaid pursuant to clause (g) or has become or is declared to be immediately due and payable pursuant to Section 10.02, as the context requires.
“Discounted Value” means, with respect to the Called Principal of any Bond, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Bonds is payable) equal to the Reinvestment Yield with respect to such Called Principal.
“Par Call Date” means December 15, 2051.
“Reinvestment Yield” means, with respect to the Called Principal of any Bond, the sum of (a) 0.50% plus (b) the yield to maturity implied by the “Ask Yield(s)” reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1”34 (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (i) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (ii) interpolating linearly between the “Ask Yields” Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Bond.
If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Bond, the sum of (x) 0.50% plus (y) the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Bond.
“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the product obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year comprised of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the Par Call Date.
“Remaining Scheduled Payments” means, with respect to the Called Principal of any Bond, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the Bonds, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Article V or Section 10.02 of the Indenture.
“Settlement Date” means, with respect to the Called Principal of any Bond, the date on which such Called Principal is to be prepaid pursuant to Article V or has become or is declared to be immediately due and payable pursuant to Section 10.02 of the Indenture, as the context requires.
The Trustee shall have no responsibility for any calculation or determination in respect of the establishment of the redemption price of the Bonds and shall be entitled to receive and rely conclusively upon an Officer’s Certificate that states the redemption price.
6.Notice of Optional Redemption. Notice of any redemption will be mailed at least 10 days but not more than 60 days before the redemption date to each registered holder of Bonds. If less than all of the Bonds are to be redeemed at any time, selection of the Bonds for redemption will be made by the Security Registrar by lot, pro rata or such other method as the Security Registrar deems fair and appropriate.
7.Mandatory Redemption. The Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Bonds.
8.Denominations, Transfer. The Bonds shall be issuable in denominations of $100,000 and integral multiples thereof. Upon surrender of this Bond for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Bond for a like principal amount will be issued to, and registered in the name of, the transferee.
The holder of this Bond by acceptance of the Bond agrees to restrictions on transfer and to waivers of certain rights of exchange as set forth herein. In addition, the Bonds have not been registered under the Securities Act of 1933 and the Bonds may not be transferred without compliance with applicable securities laws.

9.Mandatory Exchange upon Merger. In the event the Company merges with and into Nevada Power Company, a Nevada corporation (“Nevada Power”, and such merger, the “Merger”), upon the effectiveness of the Merger (the “Merger Effective Date”) Nevada Power shall cause to be issued in exchange for each Bond an equal principal amount of 4.71% General and Refunding Mortgage Bonds, Series ____, Due June 15, 2052 of Nevada Power (“Exchange Bonds”) issued pursuant to the General and Refunding Mortgage Indenture dated as of May 1, 2001, as amended and supplemented, between Nevada Power and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Nevada Power Indenture”). Upon issuance of an Exchange Bond, the Bond for which it is exchangeable shall be deemed to be canceled and no longer outstanding.
Nevada Power shall cause the Exchange Bonds to be delivered to each registered holder of Bonds promptly after the Merger Effective Date upon surrender of such Bonds to Nevada Power or to an exchange agent engaged by Nevada Power. In the event Nevada Power fails to issue and deliver the Exchange Bonds following the Merger Effective Date, such failure shall not be an Event of Default or result in any other consequence under the Indenture but instead the Bonds shall remain outstanding in accordance with their terms, other than the mandatory exchange provisions set forth in this clause Section 9.
10.Amendment and Supplement. The Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under the Indenture, considered as one class; provided, however, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Securities. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities then Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.
11.Security Register. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Security Register, upon surrender of this Bond for registration of transfer at the Corporate Trust Office or agency of The Bank of New York Mellon Trust Company, N.A. in New York, New York or such other office or agency as may be designated by the Company from time to time, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.

12.Persons Deemed Owners. The Company, the Trustee and any agent of the Company or the Trustee may deem and treat the person in whose name this Bond shall be registered upon the Security Register for the Bonds of this series as the absolute owner of such Bond for the purpose of receiving payment of or on account of the principal of and interest on this Bond and for all other purposes, whether or not this Bond be overdue, and neither the Company nor the Trustee shall be affected by any notice to the contrary; and all such payments so made to such registered owner or upon his order shall be valid and effectual to satisfy and discharge the liability upon this Bond to the extent of the sum or sums paid.
13.Events of Default. If an Event of Default shall occur and be continuing, the principal of this Bond may be declared due and payable in the manner and with the effect provided in the Indenture.
14.Satisfaction and Discharge. The Trustee may conclusively presume that the obligation of the Company to pay the principal of and interest on this Bond on each date when due shall have been fully satisfied and discharged on each date when due unless and until it shall have received a written notice from the Holder, signed by a person certifying that he or she is an authorized officer of the Holder, stating that the payment of principal of or interest on this Bond has not been fully paid when due and specifying the amount of funds required to make such payment.
15.No Recourse. No recourse under or upon any obligation, covenant or agreement contained in the Indenture or in any indenture supplemental thereto, or in any Bond or coupon thereby secured, or because of any indebtedness thereby secured, shall be had against any incorporator, or against any past, present or future stockholder, officer or director, as such, of the Company or any successor corporation, either directly or through the Company or of any successor corporation under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise; it being expressly agreed and understood that the Indenture, any indenture supplemental thereto and the obligations thereby secured, are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, such incorporators, stockholders, officers or directors, as such, of the Company or of any successor corporation, or any of them, because of the incurring of the indebtedness thereby authorized, or under or by reason of any of the obligations, covenants or agreements contained in the Indenture or in any indenture supplemental thereto or in any of the Bonds or coupons thereby secured, or implied therefrom.
16.Governing Law. This Bond shall be governed by and construed in accordance with the laws of the State of New York.
17.Certificate of Authentication. Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual signature or PDF or other electronic image scan signature of the Trustee or Authenticating Agent created on an electronic platform (such as DocuSign) or by digital signature (such as Adobe Sign), this Bond shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

SIERRA PACIFIC POWER COMPANY

By:
Name: Michael E. Cole
Title: Senior Vice President. Chief Financial Officer and Treasurer

CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.
Dated: ____________, 2022

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Exhibit B – Officer’s Certificate of Nevada Power Company

[See attached]

NEVADA POWER COMPANY OFFICER’S CERTIFICATE [●], 2022
I, the undersigned officer of Nevada Power Company (the “Company”), do hereby certify that I am an Authorized Officer of the Company as such term is defined in the Indenture (as defined herein). I am delivering this certificate pursuant to the authority granted in the Board Resolutions of the Company dated May 10, 2022, and Sections 1.04, 2.01, 3.01 and 4.01(a) of the General and Refunding Mortgage Indenture dated as of May 1, 2001, as heretofore amended and supplemented to the date hereof (as heretofore amended and supplemented, the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”). Terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Indenture, unless the context clearly requires otherwise. Based upon the foregoing, I hereby certify on behalf of the Company as follows:

1.The terms and conditions of the Securities of the series established in this Officer’s Certificate to be issued under the Indenture are as follows (the lettered subdivisions set forth in this Section 1 corresponding to the lettered subdivisions of Section 3.01 of the Indenture):

(a)The Securities of such series shall be designated “4.71% General and Refunding Mortgage Bonds, Series [●], due June 15, 2052” (the “Bonds”).

(b)The Bonds shall be authenticated and delivered in the aggregate stated principal amount of $250,000,000.

(c)Interest on the Bonds shall be payable on the Interest Payment Date to the Persons in whose names such Bonds are registered at the close of business on the Regular Record Date for such interest, except as otherwise expressly provided in the form of such Bonds attached hereto as Exhibit A.

(d)The Bonds shall mature and the principal thereof shall be due and payable together with all accrued and unpaid interest thereon on June 15, 2052.

(e)The Bonds shall bear interest at the rate of 4.71% per annum, and such interest shall be payable at the times provided in the form of such Bonds attached hereto as Exhibit A.

(f)The Corporate Trust Office or agency of The Bank of New York Mellon Trust Company, N.A. in New York, New York shall be the place at which (i) the principal of and interest on the Bonds shall be payable, (ii) registration of transfer of the Bonds may be effected,
(iii)exchanges of the Bonds may be effected and (iv) notices and demands to or upon the Company in respect of the Bonds and the Indenture may be served; and The Bank of New York Mellon Trust Company, N.A. shall be the Security Registrar for the Bonds; provided, however, that the Company reserves the right to change, by one or more Officer’s Certificates, any such place or the Security Registrar; and provided, further, that the Company reserves the right to designate, by one or more Officer’s Certificates, its principal office in Las Vegas, Nevada as any such place or itself
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as the Security Registrar; provided, however, that there shall be only a single Security Registrar for the Bonds. The principal of the Bonds shall be payable without the presentment or surrender thereof.

(g)Optional Prepayments with Make-Whole Amount.

(i)Prior to the Par Call Date, the Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Bonds, in an amount not less than 10% of the aggregate principal amount of the Bonds then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, and the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Bonds written notice of each optional prepayment under this clause (g) not less than 10 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Bonds to be prepaid on such date, the principal amount of each Bond held by such holder to be prepaid, and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a senior financial officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Bonds a certificate of a senior financial officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

On or after the Par Call Date, the Company may redeem the Bonds, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of the Bonds being redeemed, plus accrued and unpaid interest thereon to, but excluding, the date of redemption.

The term “Make-Whole Amount” means, with respect to any Bond, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Bond over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For purposes of determining the Make-Whole Amount, the following definitions apply:

“Called Principal” means, with respect to any Bond, the principal of such Bond that is to be prepaid pursuant to clause (g) or has become or is declared to be immediately due and payable pursuant to Section 10.02, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Bond, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Bonds is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Par Call Date” means December 15, 2051.

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“Reinvestment Yield” means, with respect to the Called Principal of any Bond, the sum of (a) 0.50% plus (b) the yield to maturity implied by the “Ask Yield(s)” reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1”34 (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (i) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (ii) interpolating linearly between the “Ask Yields” Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Bond.

If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Bond, the sum of (x) 0.50% plus (y) the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Bond.

“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the product obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year comprised of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the Par Call Date.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Bond, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the Bonds, then the amount of the next succeeding scheduled interest payment will be reduced

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by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Article V or Section 10.02 of the Indenture.

“Settlement Date” means, with respect to the Called Principal of any Bond, the date on which such Called Principal is to be prepaid pursuant to Article V or has become or is declared to be immediately due and payable pursuant to Section 10.02 of the Indenture, as the context requires. The Trustee shall have no responsibility for any calculation or determination in respect of the establishment of the redemption price of the Bonds and shall be entitled to receive and rely conclusively upon an Officer’s Certificate that states the redemption price.

(ii)Notice of any redemption will be mailed at least 10 days but not more than 60 days before the redemption date to each registered holder of Bonds.

(iii)If less than all of the Bonds are to be redeemed at any time, selection of the Bonds for redemption will be made by the Security Registrar by lot, pro rata or such other method as the Security Registrar deems fair and appropriate.

(h)Not applicable.

(i)The Bonds shall be issuable in denominations of $100,000 and integral multiples thereof.

(j)Not applicable.

(k)Not applicable.

(l)Not applicable.

(m)Not applicable.

(n)Upon acceleration, the principal amount of the Bonds and the Make-Whole Amount shall be due and payable together with all accrued and unpaid interest thereon.

(o)Not applicable.

(p)Not applicable.

(q)Not applicable.

(r)Not applicable.

(s)The holder of the Bonds by acceptance of the Bonds agrees to restrictions on transfer and to waivers of certain rights of exchange as set forth herein. In addition, the Bonds have not been registered under the Securities Act of 1933 and the Bonds may not be transferred without compliance with applicable securities laws.

The Company may take such actions as it shall deem to be desirable to prevent such sale, assignment or transfer, including the issuance of stop transfer instructions to the Trustee and

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any registrar under the Indenture, to effect compliance with this restriction, and the placing of a legend on such Bonds in substantially the following form:

“THE BOND REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR STATE SECURITIES LAWS, BUT HAS BEEN ISSUED OR REGISTERED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT. NO DISTRIBUTION, SALE, OFFER FOR SALE, TRANSFER, DELIVERY, PLEDGE, OR OTHER DISPOSITION OF THIS BOND MAY BE EFFECTED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER, OR IN A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF, THE ACT AND APPLICABLE STATE SECURITIES LAWS.”

(t)Not applicable.

(u)Other terms.

(i)The Bonds shall be issued only upon the merger of Sierra Pacific Power Company with and into the Company in exchange for the surrender of an equal principal amount of 4.71% General and Refunding Bonds, Series W, Due June 15, 2052 of Sierra Pacific Power Company.

(ii)Anything in the Indenture or the Bonds to the contrary notwithstanding, the words “execute,” “execution,” “signed” and “signature” and words of similar import used in or related to any document to be signed in connection with the Indenture, the Bonds, or any of the transaction documents contemplated hereby or thereby (including the Bonds, the Trustee’s certificate of authentication on the Bonds, any Company Order, Officer’s Certificate and Opinion of Counsel and amendments, supplements, waivers, consents and other modifications to any documents) shall be deemed to include signing by manual signatures that are scanned or photocopied or other electronic format (including “pdf,” “tif” or “jpg”) or other electronic signatures created on an electronic platform (such as DocuSign) or by digital signature (such as Adobe Sign), in each case that is approved by the Trustee, and the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature in ink or the use of a paper-based recordkeeping system, as applicable, to the fullest extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other similar state laws based on the Uniform Electronic Transactions Act.

(iii)The Bonds shall have such other terms and provisions as are provided in the form thereof attached hereto as Exhibit A, and shall be issued in substantially such form.

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2.The undersigned has read all of the covenants and conditions contained in the Indenture, and the definitions in the Indenture relating thereto, relating to the issuance of the Bonds and in respect of compliance with which this certificate is made.

The statements contained in this certificate are based upon the familiarity of the undersigned with the Indenture, the documents accompanying this certificate, and upon discussions by the undersigned with officers and employees of the Company familiar with the matters set forth herein.
In the opinion of the undersigned, the undersigned has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenants and conditions have been complied with.

In the opinion of the undersigned, such conditions and covenants have been complied with.
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IN WITNESS WHEREOF, the undersigned has executed this Officer’s Certificate as of the date first written above.

[Name]
[Title]
7

Exhibit A – Form of Bond

THE BOND REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR STATE SECURITIES LAWS, BUT HAS BEEN ISSUED OR REGISTERED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT. NO DISTRIBUTION, SALE, OFFER FOR SALE, TRANSFER, DELIVERY, PLEDGE, OR OTHER DISPOSITION OF THIS BOND MAY BE EFFECTED EXCEPT
(A)PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER, OR IN A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF, THE ACT AND APPLICABLE STATE SECURITIES LAWS.

NEVADA POWER COMPANY
General and Refunding Mortgage Bond, Series [●]

Original Interest Accrual Date:	See below	Redeemable by Company:	Yes X No
Stated Maturity:	June 15, 2052
Interest Rate:	4.71%	Redemption Date:	See below
Interest Payment Dates:	June 15 and December 15	Redemption Price:	See below
Regular Record Dates:	June 1 and December 1

This Security is not a Discount Security
within the meaning of the within-mentioned Indenture.

____________________________________________

Stated Principal Amount
$

No.

NEVADA POWER COMPANY, a corporation duly organized and existing under the laws of the State of Nevada (herein called the “Company,” which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to
    , or its successors and registered assigns, the principal sum of
    Dollars ($ ) on June 15, 2052.

1.Interest. The Company promises to pay interest on the principal amount of this Bond at 4.71% per annum, from the Original Interest Accrual Date until maturity. The Original Interest Accrual Date shall be the most recent date to which interest has been paid on the 4.71% General and Refunding Mortgage Bonds, Series W, Due June 15, 2052 of Sierra Pacific Power Company in exchange for which this Bond was issued (the “Predecessor Bonds”), provided that if no interest has been paid on the Predecessor Bonds, the Original Interest Accrual Date shall be the “Original Interest Accrual Date” specified in the Predecessor Bonds. The Company shall pay interest semi-annually in arrears on June 15 and December 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an “Interest Payment Date”). Interest on the Bonds shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Original Interest Accrual Date; provided that if there is no existing Default in the payment of interest, and if this Bond is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date, except in the case no interest has been paid on the Predecessor Bonds, in which case interest shall accrue from the Original Interest Accrual Date and the first Interest Payment Date shall be December 15, 2022. The Company shall pay interest (including post-petition interest in any proceeding under the Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at the rate borne on the Bonds; it shall pay interest (including postpetition interest in any proceeding under the Bankruptcy Law) on overdue installments of interest, if any, (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. If there is an existing Default in the payment of principal or interest, interest on the principal amount of this Bond shall accrue at a rate of 4.71% per annum plus 2%.

1.Method of Payment. Payments of the principal of and interest on this Bond shall be made at the Corporate Trust Office or agency of The Bank of New York Mellon Trust Company,
N.A. located at 240 Greenwich Street, New York, New York 10286 or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of the principal of and interest on this Bond, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts and may be made by wire transfer.

2.Paying Agent and Security Registrar. Initially, The Bank of New York Mellon Trust Company, N.A., the Trustee under the Indenture, shall act as Paying Agent and Security Registrar. The Company may change any Paying Agent or Security Registrar without notice to any Holder of Bonds. The Company or any of its Subsidiaries may act in any such capacity.

3.Indenture; Security. This Bond is one of a duly authorized issue of Securities of the Company, issued and issuable in one or more series under and equally secured by a General and Refunding Mortgage Indenture, dated as of May 1, 2001 (such Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Securities, being herein called the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Securities thereunder and of the terms and conditions upon which the Securities are, and are to be, authenticated and delivered and secured. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture. This Bond is one of the series designated above. The terms of the Bonds include those stated in the Indenture, including the Officer’s Certificate dated [●], 2022 (the “Officer’s Certificate”), and those made part of the Indenture by reference to the Trust Indenture Act. The Bonds are subject to all such terms, and Holders of Bonds are referred to the Indenture, including the Officer’s Certificate, and such Act for a statement of such terms. To the extent any provision of this Bond conflicts with the express provisions of the Indenture or the Officer’s Certificate, the provisions of the Indenture and the Officer’s Certificate shall govern and be controlling.

All Outstanding Securities, including the Bonds, issued under the Indenture are secured by the lien of the Indenture on the properties of the Company described in the Indenture.

5.Optional Prepayments with Make-Whole Amount. Prior to the Par Call Date, the Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Bonds, in an amount not less than 10% of the aggregate principal amount of the Bonds then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, and the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Bonds written notice of each optional prepayment under this clause (g) not less than 10 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Bonds to be prepaid on such date, the principal amount of each Bond held by such holder to be prepaid, and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a senior financial officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Bonds a certificate of a senior financial officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

On or after the Par Call Date, the Company may redeem the Bonds, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of the Bonds being redeemed, plus accrued and unpaid interest thereon to, but excluding, the date of redemption.

The term “Make-Whole Amount” means, with respect to any Bond, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Bond over the amount of such Called Principal, provided that the Make- Whole Amount may in no event be less than zero. For purposes of determining the Make-Whole Amount, the following definitions apply:

“Called Principal” means, with respect to any Bond, the principal of such Bond that is to be prepaid pursuant to clause (g) or has become or is declared to be immediately due and payable pursuant to Section 10.02, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Bond, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Bonds is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Par Call Date” means December 15, 2051.

“Reinvestment Yield” means, with respect to the Called Principal of any Bond, the sum of
(a) 0.50% plus (b) the yield to maturity implied by the “Ask Yield(s)” reported as of 10:00
a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1”34 (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (i) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (ii) interpolating linearly between the “Ask Yields” Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Bond.

If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Bond, the sum of (x) 0.50% plus (y) the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Bond.

“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the product obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year comprised of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the Par Call Date.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Bond, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the Bonds, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Article V or Section 10.02 of the Indenture.

“Settlement Date” means, with respect to the Called Principal of any Bond, the date on which such Called Principal is to be prepaid pursuant to Article V or has become or is declared to be immediately due and payable pursuant to Section 10.02 of the Indenture, as the context requires.

The Trustee shall have no responsibility for any calculation or determination in respect of the establishment of the redemption price of the Bonds and shall be entitled to receive and rely conclusively upon an Officer’s Certificate that states the redemption price.

6.Notice of Optional Redemption. Notice of any redemption will be mailed at least 10 days but not more than 60 days before the redemption date to each registered holder of Bonds. If less than all of the Bonds are to be redeemed at any time, selection of the Bonds for redemption will be made by the Security Registrar by lot, pro rata or such other method as the Security Registrar deems fair and appropriate.

7.Mandatory Redemption. The Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Bonds.

8.Denominations, Transfer. The Bonds shall be issuable in denominations of
$100,000 and integral multiples thereof. Upon surrender of this Bond for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Bond for a like principal amount will be issued to, and registered in the name of, the transferee.
The holder of this Bond by acceptance of the Bond agrees to restrictions on transfer and to waivers of certain rights of exchange as set forth herein. In addition, the Bonds have not been registered under the Securities Act of 1933 and the Bonds may not be transferred without compliance with applicable securities laws.

9.Amendment and Supplement. The Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under the Indenture, considered as one class; provided, however, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Securities. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities then Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

10.Security Register. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Security Register, upon surrender of this Bond for registration of transfer at the Corporate Trust Office or agency of The Bank of New York Mellon Trust Company, N.A. in New York, New York or such other office or agency as may be designated by the Company from time to time, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.

11.Persons Deemed Owners. The Company, the Trustee and any agent of the Company or the Trustee may deem and treat the person in whose name this Bond shall be registered upon the Security Register for the Bonds of this series as the absolute owner of such Bond for the purpose of receiving payment of or on account of the principal of and interest on this Bond and for all other purposes, whether or not this Bond be overdue, and neither the Company nor the Trustee shall be affected by any notice to the contrary; and all such payments so made to such registered owner or upon his order shall be valid and effectual to satisfy and discharge the liability upon this Bond to the extent of the sum or sums paid.

12.Events of Default. If an Event of Default shall occur and be continuing, the principal of this Bond may be declared due and payable in the manner and with the effect provided in the Indenture.

13.Satisfaction and Discharge. The Trustee may conclusively presume that the obligation of the Company to pay the principal of and interest on this Bond on each date when due shall have been fully satisfied and discharged on each date when due unless and until it shall have received a written notice from the Holder, signed by a person certifying that he or she is an authorized officer of the Holder, stating that the payment of principal of or interest on this Bond has not been fully paid when due and specifying the amount of funds required to make such payment.

14.No Recourse. No recourse under or upon any obligation, covenant or agreement contained in the Indenture or in any indenture supplemental thereto, or in any Bond or coupon thereby secured, or because of any indebtedness thereby secured, shall be had against any incorporator, or against any past, present or future stockholder, officer or director, as such, of the Company or any successor corporation, either directly or through the Company or of any successor corporation under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise; it being expressly agreed and understood that the Indenture, any indenture supplemental thereto and the obligations thereby secured, are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, such incorporators, stockholders, officers or directors, as such, of the Company or of any successor corporation, or any of them, because of the incurring of the indebtedness thereby authorized, or under or by reason of any of the obligations, covenants or agreements contained in the Indenture or in any indenture supplemental thereto or in any of the Bonds or coupons thereby secured, or implied therefrom.

15.Governing Law. This Bond shall be governed by and construed in accordance with the laws of the State of New York.

16.Certificate of Authentication. Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual signature or PDF or other electronic image scan signature of the Trustee or Authenticating Agent created on an electronic platform (such as DocuSign) or by digital signature (such as Adobe Sign), this Bond shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

SIERRA PACIFIC POWER COMPANY

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated therein referred to in the within- mentioned Indenture.

Dated:     , 202_

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

FORM OF ASSIGNMENT
______________________________________
FOR VALUE RECEIVED, the undersigned hereby sell(s) and transfer(s) unto
______________________________________________________________________________
(insert name of assignee)
______________________________________________________________________________
(insert social security, taxpayer I.D. or other identifying number of assignee)
______________________________________________________________________________
(insert address of assignee)
the within Bond and all rights thereunder, hereby irrevocably constituting and appointing ______________________________________________________________________________ agent to transfer said within Bond on the books of Sierra Pacific Power Company, with full power of substitution in the premises.

Dated: _____________ ____, ________

By:
Name:
Title:
NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the Bond in every particular, without alteration or enlargement or any change whatsoever.

SIGNATURE GUARANTEE

By:
Name:
Title:
Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.